               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

               Gyrodyne Company of America, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       GYRODYNE COMPANY OF AMERICA, INC.
                                102 FLOWERFIELD
                          SAINT JAMES, NEW YORK 11780

                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 13, 2002
                              -------------------

To the Shareholders of
GYRODYNE COMPANY OF AMERICA, INC.

    NOTICE IS HEREBY GIVEN, pursuant to the Bylaws, that the Annual Meeting of Shareholders (the 'Annual Meeting') of GYRODYNE COMPANY OF AMERICA, INC. (the 'Company'), will be held at Flowerfield, Mills Pond Road, Saint James, New York, on Thursday, June 13, 2002 at 11:00 o'clock in the forenoon, Eastern Time.

    The purpose of the Annual Meeting is to consider and vote upon the following matters:

        1. To elect two (2) Directors to a three year term of office, and until their successors shall be elected and shall qualify;

        2. To ratify the engagement of Holtz Rubenstein & Co., LLP, independent accountants as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2002;

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only Shareholders of Record at the close of business May 1, 2002 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2001 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration.

    To obtain an admittance card for the Meeting, please complete the enclosed Attendance Registration form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration form they forwarded to you. If you do not receive an Attendance Registration form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership to the undersigned. For your convenience, we recommend that you bring your admittance card to the Annual Meeting so you can avoid registration and proceed directly to the Meeting. However, if you do not have an admittance card by the time of the Meeting, please bring proof of share ownership to the registration area where our staff will assist you.

                                          By Order of the Board of Directors,
                                          Peter Pitsiokos,
                                          Corporate Secretary

May 21, 2002

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, 'STREET NAME' SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                   IN GENERAL

    THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE 'BOARD') OF GYRODYNE COMPANY OF AMERICA, INC. ( THE 'COMPANY') FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS (THE 'ANNUAL MEETING') TO BE HELD JUNE 13, 2002 AT 11:00 A.M., EASTERN TIME AT FLOWERFIELD, MILLS POND ROAD, SAINT JAMES, NEW YORK 11780 AND AT ANY AND ALL ADJOURNMENTS THEREOF.

                         VOTING SECURITIES AND PROXIES

    The Board has fixed the close of business on May 1, 2002, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company. Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a Quorum that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date was 1,011,251 par value $1 per share, the Company's only authorized class of stock. This Proxy Statement and the enclosed proxy card were mailed commencing on or about May 21, 2002.

    Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted 'FOR' the election of the nominees for director, and 'FOR' ratification of the appointment of the independent auditor. Directors shall be elected by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

    On April 12, 2002, the Company entered into an agreement with affiliates of K Capital Partners, LLC, formerly the Company's largest shareholder. The agreement settled a proxy contest threatened by K Capital Partners to elect directors at the Annual Meeting. Pursuant to the agreement, the Company repurchased 111,000 shares of the Company's common stock from affiliates of K Capital Partners at a price of $20.25 per share. In exchange, K Capital Partners withdrew their nominations of Richard S. Frary and Marvin L. Olshan for election as directors of the Company and ceased all activities in connection with their previously announced proxy contest. In the agreement, the K Capital affiliates agreed to a ten year standstill agreement and the Company agreed to indemnify the K Capital affiliates against liabilities arising out of the share repurchase. The agreement also contained a mutual release of claims by the parties. The Board of Directors believes this settlement is in the best interests of all of our shareholders.

    On April 15, 2002, the Company also announced that the Board of Directors declared a 10% stock dividend to be issued May 15, 2002 to all shareholders of record as of May 1, 2002. Each such shareholder will receive 10 additional shares of common stock for every 100 shares owned. The dividend is intended to, in effect, distribute to shareholders the shares the Company repurchased from K Capital affiliates.

                             PRINCIPAL SHAREHOLDERS

    The following table sets forth as of May 1, 2002 those persons or entities known by the Company to be Beneficial Owners of more than 5% of the Company's Common Stock $1 par value, its only equity security.

                                                                                         PERCENT
                                                               TYPE OF     NUMBER OF       OF
                      NAME AND ADDRESS                        OWNERSHIP   SHARES OWNED    CLASS
                      ----------------                        ---------   ------------    -----
Gerard Scollan
  80 Browns River Road
  Sayville, NY 11782                                          Beneficial     98,550        9.7

Catherine Papadakos
  Village on the Green
  2481-C Oakleaf Lane
  Clearwater, FL 33763-1237                                   Beneficial     80,789        8.0

Gyrodyne Company of America, Inc.
  St. James, NY 11780(A)                                      Beneficial     78,346        7.7

Private Capital Management, Inc.
  8889 Pelican Bay Blvd., Suite 500
  Naples, Florida 34108                                       Beneficial     67,341        6.7

---------

(A) Since the Company has the authority to direct the HSBC Bank, USA, the Trustee of the Gyrodyne Pension Plan, to vote the securities of the Company held by the Pension Fund, Gyrodyne Company of America, Inc. has been listed above as the beneficial owner of the 78,346 shares held by the HSBC Bank, USA as Trustee for the Gyrodyne Pension Fund. The Board of Directors intends to instruct the trustees of the Pension Fund to vote 'FOR' the election of the nominees for director and 'FOR' ratification of the appointment of the independent auditor.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The By-Laws of the Company provide that there shall be not less than three
(3), nor more than nineteen (19) directors. The number of directors of the Company is presently fixed by resolution of the Board of Directors at five (5). There are three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. Each properly executed Proxy received will be voted for the election of the two (2) nominees named below as directors to serve until the designated Annual Meeting of Shareholders shown below or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

    Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy will vote for the election of a nominee designated by the Board.

    Following are the nominees who are currently directors of the Company. They were elected to their current term of office at the 1998 Annual Meeting of Shareholders. Information concerning the nominees, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations, is as follows:

NOMINEES FOR DIRECTOR -- TERM EXPIRING IN 2004

Stephen V. Maroney........................  President, CEO and Treasurer of the Company since March
Director since 1996                           14, 1999. Former President of Extebank, a Long Island
Age 60                                        based commercial bank.

Philip F. Palmedo ........................  Chairman of the Board, International Resources Group;
Director since 1996                           Chairman of the Board, Biocat; Director, EHR
Age 68                                        Investments; President, Palmedo Associates.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE 'FOR' THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS ITEM 1 ON THE ENCLOSED PROXY CARD.

                         DIRECTORS CONTINUING IN OFFICE

    Following are the current directors of the Company whose terms will continue beyond this 2001 Annual Meeting. Information concerning the continuing directors, showing the year when first elected as a director of the Company, the year the director's term of office expires, the age, principal occupation and principal affiliations, is as follows:

DIRECTORS CONTINUING IN OFFICE

Robert H. Beyer ..........................  Term expires 2002 Annual Meeting. Retired Senior
Director since 1977                           Inertial Systems Engineer with Naval Air Systems
Age 68                                        Command. Retired Captain of United States Naval
                                              Reserve.

Robert F. Friemann .......................  Term expires 2002 Annual Meeting. Retired Partner,
Director since 1998                           Albrecht, Viggiano Zureck & Co. P.C.
Age 53

Paul L. Lamb .............................  Term expires 2003 Annual Meeting. Chairman of the Board
Director since 1997                           of Directors of the Company. Partner, Lamb & Barnosky,
Age 55                                        LLP.

        SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

    The following table sets forth as of May 1, 2002 the outstanding voting securities beneficially owned by the directors and executive officers and the number of shares owned by directors and executive officers as a group.

                                                                                   PERCENTAGE OF
                      NAME & POSITIONS                         SHARES OF STOCK     COMMON STOCK
                      WITH THE COMPANY                        BENEFICIALLY OWNED       OWNED
                      ----------------                        ------------------       -----
Stephen V. Maroney, President, CEO, Treasurer and
  Director..................................................        13,512             1.34%

Peter Pitsiokos, Exec. Vice President, Secretary & General
  Counsel...................................................         9,756(A)          (B)

Robert H. Beyer, Director...................................         6,876(C)          (B)

Robert F. Friemann, Director................................         2,992             (B)

Paul L. Lamb, Chairman of the Board of Directors............        14,537(D)          1.44%

Philip F. Palmedo, Director.................................         7,597             (B)

All Directors and Executive Officers as a Group (Six (6)
  Persons)..................................................        55,270             5.47%

 (A) Does not include his wife's and minor children's ownership of 447 shares in which he denies any beneficial interest.

 (B) Less than 1%.

 (C) Does not include his wife's ownership of 1,638 shares in which he denies any beneficial interest.

 (D) Includes 12,498 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust. Mr. Lamb is a Trustee of the Profit Sharing Trust and a partner in Lamb & Barnosky, LLP.

                             DIRECTOR COMPENSATION

    Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $12,000.00, $1,000.00 for each Director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. There was no additional compensation paid by the Company to any other Director for Fiscal Years 2000 or 2001.

NON-EMPLOYEE DIRECTOR'S COMPENSATION PLAN AND STOCK OPTION PLAN

    The Company adopted a non-qualified stock option plan for all non-employee Directors of the Company in October 1996. Each non-employee Director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant.

    A summary of the Company's various fixed stock option plans as of April 30, 2001 and 2000, and changes during the years then ended is presented below:

                                                                        YEARS ENDED APRIL 30,
                                                                    -----------------------------
                                                                      2001                 2000
                                                                    --------             --------
                                                                    WEIGHTED             WEIGHTED
                                                                    AVERAGE              AVERAGE
                                                                    EXERCISE             EXERCISE
                  FIXED STOCK OPTIONS                     SHARES     PRICE     SHARES     TOTAL
                  -------------------                     ------     -----     ------     -----
Outstanding, beginning of year..........................   84,977    $16.74     84,579    $14.94

Granted.................................................   30,250     15.30     26,000     20.09

Exercised...............................................    --        --        (7,115)    13.63

Canceled................................................   (5,250)    15.63    (18,487)    14.42
                                                          -------              -------

Outstanding, end of year................................  109,977    $16.39     84,977    $16.74
                                                          -------              -------
                                                          -------              -------

Options exercisable at year end.........................   92,727    $16.65     67,977    $15.93
                                                          -------              -------
                                                          -------              -------

Weighted average fair value of options granted during
  the year..............................................             $ 6.55               $ 3.93
                                                                     ------               ------
                                                                     ------               ------

    The following table summarizes information about stock options outstanding at April 30, 2001:

                                                          OPTIONS OUTSTANDING       OPTIONS EXERCISABLE
                                                        -----------------------   -----------------------
                                                         WEIGHTED
                                                          AVERAGE     WEIGHTED                  WEIGHTED
                                                        -----------   ---------                 ---------
                                                         REMAINING     AVERAGE                   AVERAGE
                                            NUMBER      CONTRACTUAL   EXERCISE      NUMBER      EXERCISE
        RANGE OF EXERCISE PRICE           OUTSTANDING      LIFE         PRICE     OUTSTANDING     PRICE
        -----------------------           -----------      ----         -----     -----------     -----
$11.80 - $14.81.........................    35,000         3.18        $12.73       30,750       $12.67

$15.63 - $17.26.........................    37,977         3.27        $16.14       24,977       $16.39

$19.98 - $21.01.........................    37,000         3.94        $20.13       37,000       $20.13

                              -------------------

    Shares reserved for future issuance at April 30, 2001 are comprised of the following:

        Shares issuable upon exercise of stock options under the
          Company's Non-Employee Director Stock Option Plan........       67,000

        Shares issuable under the Company's Non-Employee Director
          Stock Compensation Plan..................................       20,720

        Shares issuable upon exercise of stock options under the
          Company's stock incentive plan...........................      214,033

        Shares issuable under the Company's stock grant incentive
          plan.....................................................        3,150
                                                                         -------
                                                                         304,903
                                                                         -------
                                                                         -------

INTEREST OF DIRECTORS IN TRANSACTIONS WITH THE COMPANY

    Mr. Paul L. Lamb, Chairman of the Board of Directors, is a partner in the law firm of Lamb & Barnosky, LLP, which performs legal services for the Company and is paid its usual and customary fees for those services. In Fiscal Year 2001, total fees paid to Lamb & Barnosky, LLP were $135,158.

                   BOARD MEETINGS, COMMITTEES AND MEMBERSHIP

ATTENDANCE

    There were seven regular meetings of the Board of Directors during Fiscal Year 2001 (May 1, 2000 through April 30, 2001). Each Director attended 75% of the aggregate number of meetings of the Board of Directors of the Company.

COMMITTEES

    The committees consist of the Audit Committee, Executive Committee, Executive Compensation Committee, Nominating Committee and Stock Option Committee.

    The EXECUTIVE COMMITTEE consists of three non-employee members and Mr. Maroney. Directors presently serving on the Executive Committee include Mr. Lamb (Chairman), Mr. Friemann, Mr. Maroney and Mr. Palmedo. The Executive Committee exercises all the authority of the Board of Directors in the management and business affairs of the Company during the intervals between meetings of the Board except with respect to certain matters that by statute may not be delegated by the Board of Directors. The committee met three times during FY 2001.

    The AUDIT COMMITTEE consists of independent directors, in accordance with the existing requirements of NASDAQ. The functions of the Audit Committee include meeting with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services provided by the independent public accountants before providing such services, and evaluates the possible effect the performance of such services will have on the accountants' independence. The committee met once during FY 2001 and its members are Mr. Friemann, Mr. Lamb and Mr. Palmedo.

    The EXECUTIVE COMPENSATION Committee consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met once in FY 2001 and its members are Mr. Beyer and Mr. Friemann.


    The NOMINATING COMMITTEE consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the proxy statement and recommends candidates for vacancies which may occur. The Committee met once during FY 2001 and its members are Mr. Beyer, Mr. Friemann and Mr. Palmedo.

    The STOCK OPTION COMMITTEE consists entirely of non-employee directors not eligible to participate in the Company's 1993 Stock Incentive Plan or other stock option plans for the benefit of Company employees. The primary functions of the Stock Option Committee include the review and administration of employee stock option plans for the benefit of officers and key employees. It also recommends to the Board stock options and awards. The Committee met once during FY 2001 and its members are Mr. Beyer and Mr. Friemann.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    A review of all Forms 3 and 4 filed with the Company indicates that none of the executive officers or directors were late in filing any required Forms 3 or Forms 4 with the Securities and Exchange Commission for fiscal year 2001. A review of prior year filings indicates that no 10% holder of Gyrodyne Common Stock $1 par value failed to file timely reports.

                         REPORT OF THE AUDIT COMMITTEE

    Pursuant to newly adopted rules by the Securities and Exchange Commission (the SEC) and the National Association of Securities Dealers, Inc. (the NASD), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

        (i) All financial reports (Form 10-QSB and 10-KSB) issued subsequent to March 15, 2001 are reviewed by both the Company's independent auditors and the members of this committee prior to filing such reports with the SEC.

        (ii) Audited financial statements have been reviewed and discussed with management.

        (iii) We have reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

        (iv) We have received from and discussed with the auditors, disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1.

        (v) Based on our review of and discussion about the audited financial statements, we have recommended they be included in the Company's Annual Report on Form 10-KSB.

        (vi) The members of the Company's Audit Committee qualify as being independent as defined in the applicable standards issued by the NASD.

        (vii) The Board of Directors has adopted a written charter for the Audit Committee which is included in this proxy statement as Appendix A.

                                          MEMBERS OF THE COMMITTEE
                                          Robert F. Friemann
                                          Paul L. Lamb
                                          Philip F. Palmedo

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Executive Compensation Committee of the Board. The Committee reviews and recommends compensation for executive officers. The Committee's recommendations are considered by the Board's non-employee directors.

    The goal of the Company's Executive Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time motivating and retaining key employees. Salary guidelines for executive officers are established by comparing responsibilities of the position to similar positions in other comparable companies. The Company has long believed in the importance of aligning the interests of executives and shareholders through stock ownership by key employees. The primary components of compensation, base salary and stock option awards are designed to accomplish the Committee's goals.

    The Committee evaluates management based on the Company's financial and non-financial performance recognizing that land and property development constitute the major portion of the Company's business activities.


    Comparisons of the Company's compensation levels with those of similar land development and property rental organizations are extremely limited and primarily based on estimates since most are privately owned and not required to make public disclosures. In light of these estimations, it is the Committee's opinion that the Company's level of overall compensation is competitive and in the low to mid range on a comparative basis.

    It is the position of both the Executive Compensation and the Stock Option Committees that management's performance can best be evaluated based on its ability to formulate, oversee and administer corporate strategy, which itself is the product of Board action and direction. For the foreseeable future, that strategy is to focus primarily on continued progress in the real estate operation, principally the development of Flowerfield.

    In establishing the compensation for Messrs. Maroney and Pitsiokos, the Committee observes the policy set forth above for Executive Officers. No specific weighting is applied to the various factors in determining total compensation.

                                          MEMBERS OF THE COMMITTEE
                                          Robert F. Friemann, Chairman
                                          Robert H. Beyer

       EMPLOYMENT CONTRACTS, OTHER COMPENSATION AND CERTAIN TRANSACTIONS

    The Company has a one year employment agreement with Mr. Maroney, who was appointed President, Chief Executive Officer and Treasurer of the Company in March, 1999. Effective December 7, 2000 the employment contract provided for an annual base salary of $190,000.00. In connection with the Company's appointment of Mr. Pitsiokos as Executive Vice President, General Counsel and Secretary, the Company also entered into a one year employment contract with an annual base salary of $122,500.00. Both contracts provide for a severance payment equivalent to six months salary in the event of a change in control.

    During the fiscal years ended April 30, 2001 and April 30, 2000 two Directors or Officers received remuneration in excess of $100,000 in such capacity.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION
                        ---------------------------------------------------------------------------------------
                                                                     LONG-TERM COMPENSATION
                                                                --------------------------------
                                 ANNUAL COMPENSATION              AWARDS           PAYOUTS
                        -------------------------------------   ----------   -------------------
                                                                RESTRICTED   SECURITIES
                                                 OTHER ANNUAL     STOCK      UNDERLYING    LTIP
 NAME AND PRINCIPAL            SALARY    BONUS   COMPENSATION     AWARD       OPTIONS/    PAYOUT    ALL OTHER
      POSITION          YEAR     ($)      ($)        ($)           ($)       LSARS (#)     ($)     COMPENSATION
      --------          ----     ---      ---        ---           ---       ---------     ---     ------------
Stephen V. Maroney

President & CEO......   2001   181,058     0             0          0          10,500       0           0

President & CEO......   2000   176,269     0         4,875(A)       0           7,500       0           0

President & CEO......   1999    20,856     0             0          0               0       0           0

Dir.of Real Estate
  Devlp..............   1999    76,135     0        59,500(A)       0           1,250       0           0

Peter Pitsiokos

Exec.V.P. and
  Secretary..........   2001   127,242     0        20,647(B)       0           8,000       0           0

Exec.V.P. and
  Secretary..........   2000   130,020     0        72,764(B)       0           3,500       0           0

---------

(A) Mr. Maroney received shares for his services as Company Director with a fair market value of $4,875 in FY00 and $14,500 in FY99. The FY 2000 distribution represents fees earned prior to his appointment as President. Pursuant to his Consulting Agreement with the Company in FY99, Mr. Maroney also received stock payments in lieu of cash with a fair market value of $45,000. The Registrant has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of compensation and bonuses reported above for the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtues of the omission of such personal benefits.

(B) Mr. Pitsiokos received 525 shares in FY00 from stock awards granted in FY98 with a value of $10,533. In addition, for the year ended 2000, he received 4,093 shares from the exercise of stock appreciation rights granted in FY95, 25% of which was amortized this fiscal year with a value of $20,647 and 75% which was amortized last fiscal year with a value of $61,942.

1993 STOCK INCENTIVE PLAN

    In 1993, the shareholders adopted a stock incentive plan (the 'Plan') under which participants may be granted Incentive Stock Options ('ISOs'), Non-Qualified Stock Options ('NQSOs') or Stock Grants. The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants become exercisable at various intervals based upon vesting schedules as determined by the Stock Option Committee. The options expire between July 2001 through August 2005.

    The ISOs may be granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options are authorized and approved by the Board of Directors, based on recommendations of the Stock Option Committee.

    ISOs may be granted along with Stock Appreciation Rights which permit the holder to tender the option to the Company in exchange for stock, at no cost to the optionee, that represents the difference between the option price and the fair market value on date of exercise. NQSOs may be issued with Limited Stock Appreciation Rights which are exercisable, for cash, in the event of a change of control. In addition, an incentive kicker may be provided for Stock Grants, ISOs and NQSOs, which increases the number of grants or options based on the market price of the shares at exercise versus the option price. A reload feature may also be attached which permits the optionee to tender previously purchased stock, in lieu of cash, for the purchase of the options and receive additional options equal to the number of shares tendered.

              AGGREGATED OPTION/LSAR EXERCISED IN LAST FISCAL YEAR
                         AND FY-END OPTION/LSAR VALUES

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                                  SHARES                     OPTIONS/LSAR'S AT           OPTIONS/LSAR'S AT
                                ACQUIRED ON    VALUE          APRIL 30, 2001            APRIL 30, 2001 ($)
             NAME                EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----                --------     --------   -------------------------   -------------------------
Stephen V. Maroney
  President and CEO...........     --           --             22,000/5,250               $39,786/$11,566

Peter Pitsiokos
  Exec. V.P. and Secretary....     --           --             11,500/2,500               $ 21,258/$5,508

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors, upon the recommendation of the Audit Committee, comprised entirely of outside directors, has appointed Holtz Rubenstein & Co., LLP ('HR') of 125 Baylis Road, Melville, New York 11747, as independent public accountants of the Company and its subsidiaries for the current Fiscal Year, and to perform such other professional services, if any, as may be required of them. The appointment of HR has been ratified by the shareholders every year since 1990. The Board is requesting ratification of HR as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants.

    In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for 2002 will be permitted to stand unless the Board finds other reasons for making the change.

    Representatives of HR are expected to be present at the annual shareholders meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available at a designated time during the meeting to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THIS PROPOSAL. THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

                                 OTHER MATTERS

    Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed Proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

    The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, Officers, Directors, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies by telephone, by fax or in person. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of so doing. In addition, Mackenzie Partners Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000 plus out-of-pocket expenses.

    Any shareholder executing the enclosed Proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

                              FINANCIAL STATEMENTS

    Accompanying this Proxy Statement is the Annual Report for the latest Fiscal Year ended April 30, 2001 which includes an audited Balance Sheet for the year then ended, and audited Statements of Income and Cash Flow for each of the two most recent fiscal years.

                          2002 STOCKHOLDER'S PROPOSALS

    Any Shareholder's proposal intended to be presented at the 2002 Annual Meeting of Shareholders must, in accordance with Rule 14a-8 of the Proxy Rules of the Securities and Exchange Commission, be received at the Company's principal executive office on or prior to August 23, 2002, in order to be included in the Company's Proxy Statement and Form of Proxy relating to such annual meeting.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of non-employee directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee will:

     Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     Review with quarterly and annual financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                  APPENDIX 1

                       GYRODYNE COMPANY OF AMERICA, INC.
                                REVOCABLE PROXY
                PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of GYRODYNE COMPANY OF AMERICA, INC. to be held at the Company's Flowerfield Complex, St. James, New York 11780 on Thursday, June 13, 2002 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. As to any other matter, the proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Receipt of the Proxy Statement and Annual Report is hereby acknowledged.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


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

   SIGN BELOW -- Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

A VOTE FOR ITEMS 1 AND 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL 1: TO ELECT TWO DIRECTORS TO SERVE FOR A TERM OF THREE YEARS AND UNTIL
            HIS SUCCESSOR SHALL BE ELECTED AND SHALL QUALIFY;

            STEPHEN V. MARONEY               [ ] FOR                [ ] WITHHOLD

            PHILIP F. PALMEDO                [ ] FOR                [ ] WITHHOLD

PROPOSAL 2: TO RATIFY THE ENGAGEMENT OF HOLTZ RUBENSTEIN & CO., LLP AS CERTIFIED
            PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                                          SIGNATURE(S) _______________ DATE ____
                                          SIGNATURE(S)__________________________

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE



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